Exhibit 10.2

AMERICAN ASSOCIATION OF PROFESSIONAL LANDMEN

APPROVED FORM A.A.P.L. NO. 635

AAPL FORM 635

FARMOUT

AGREEMENT

DATE: 20 September, 2007

TO:	GD Conference Center, Inc.
430 Loma Media Road
Santa Barbara, California 93103
RE:	Section 11
Township 11 North
Range 10 East
Okfuskee County, Oklahoma

In consideration of the benefits to accrue to the parties hereto and the covenants and obligations to be kept by you, it is hereby mutually agreed as follows:

I	ACREAGE:

We represent without Warranty of Title of any kind or character that we hold Oil and Gas Leases or Mineral Interests described as follows:

SEE EXHIBIT A

We agree to deliver to you such abstracts and other title papers as we have in our files at this time, and at your sole cost, risk and expense you agree to conduct such Title Examinations and secure such curative matter as is necessary to satisfy yourselves that Title is acceptable to you.

II	OBLIGATIONS:

(A) TEST WELL: On or before the 31st day of Januiary 2008, you agree to commence, or cause to be commenced the actual drilling of a well for oil and/or gas at the following location:

ANY LEGAL LOCATION WITHIN ANY DRILLING AND SPACING UNIT ESTABLISHED BY THE OKLAHOMA CORPORATION COMMISSION WHICH INCLUDES ALL OR A PART OF THE LEASEHOLD ACREAGE SUBJECT TO THIS AGREEMENT.

and you further agree to drill said Test Well with due diligence in a workmanlike manner to a depth sufficient to thoroughly test the following:

THOSE COMMON SOURCES OF SUPPLY WITHIN ANY DRILLING AND SPACING

UNIT ESTABLISHED BY THE OKLAHOMA CORPORATION COMMISSION WHICH INCLUDES ALL OR PART OF THE LEASEHOLD ACREAGE SUBJECT TO THIS AGREEMENT

(B) COMPLETION OR ABANDONMENT: When the Test Well has reached its total depth, you agree:

(1) That if the Well can be completed as a producer of oil and/or gas to diligently prosecute the completion of said Well without unreasonable delays; or,

(2) If you determine to abandon the Well you will promptly furnish us with an appropriate electrical log acceptable to us and you further agree that you will not abandon the Well as a dry hole until you have furnished said electrical log to us and thereafter given us at lease 48 hours notice of your intention to abandon, unless we consent to an earlier abandonment thereof. After consent has been given, you agree to promptly plug and abandon the Test Well in accordance with all the requirements of any governmental body having jurisdiction.

III	FAILURE TO DRILL:

The only consequence of your failure to drill the proposed Test Well hereinabove provided for shall be the ipso facto cancellation of this Agreement in its entirety.

IV	COMMITMENT:

UPON WRITTEN REQUEST, and after completion of the Test Well provided for hereinabove in accordance with all the terms and provisions of this Agreement to our satisfaction, we agree:

TO EXECUTE AN ASSIGNMENT OF THE LEASEHOLD ACREAGE SUBJECT TO THIS AGREEMENT FOR THE PORTION OF THE LEASE(S) INCLUDED WITHIN THE DRILLING AND SPACING UNIT, RETAINING THE DIFFERENCE BETWEEN THE BASE ROYALTY OF 81.25% AND 75%, DELIVERING TO YOU A 75% NET REVENUE INTEREST

V	INFORMATION AND REPORTS:

As a further express Consideration for this Agreement, and not as a covenant only, you agree to furnish to:

the following:

1. (a) DAILY DRILLING REPORTS on the progress of the well which shall include drilling depth, information on all tests including character, thickness, name of any formation penetrated, shows of oil, gas or water, and detailed reports on all drillstem tests.

(b) 2 Certified Copies of all forms furnished to any governmental authority.

(c) 2 Copies of all electrical logging surveys.

(d) 2 Certified Copies of the well log upon completion.

(e) 2 Certified Copies of the plugging record, if any.

(f) Samples of all cores and cuttings, if so requested.

2. Other Information Required:

VI	PRODUCTION TESTS:

You agree to properly drillstem test any and all formations in which shows of oil and/or gas are encountered after notifying us of the proposed test and if we desire to be present during testing, you will delay such testing a reasonable amount of time in order to allow our representative to reach the well and witness the test, and you also agree to notify us immediately by telephone or telegraph as to the results of any such test. Notification shall be given to:

Name:

Address:

Telephone:

Night telephone No.:

It is understood that our representatives shall have access to the rig floor at all times and to any and all information concerning the Test Well.

VII	DELAY RENTALS:
NONE DUE. PAID UP LEASE(S)

It is agreed that from and after the date of this Agreement we will pay any delay rentals which may become due on the Oil and Gas Leases subject to this Agreement until such time as the Assignment provided for in Section IV above has been executed, and thereafter bill you for of the delay rental paid by us.

VIII	CONSENT REQUIREMENT:

This Agreement is personal in nature and may not be assigned without our written consent being first obtained. When requesting consent to make an assignment of all or a portion of this Agreement you will advise the parties to whom the assignment will be made.

IX	STATUS OF PARTIES:

In the drilling of the Test Well and otherwise complying with the terms and provisions of this Agreement, you are acting independently of us and not as a partner in any capacity, mining or otherwise. We shall have no responsibility whatsoever in connection with the drilling of said well and it shall be drilled at your sole cost, risk and expense. You further agree to hold us harmless from any and all debts, claims or damages incurred in connection with the performance of this Agreement.

In regard to all provisions of this Agreement, it is understood and agreed that Time is of the Essence.

X	OTHER PROVISIONS:

If the terms and provisions of this Agreement in its entirety are acceptable to you, will you kindly indicate your approval by signing below in the space provided and returning 2 executed copies of this Agreement to us within 3 days. Failure to do so will result in the cancellation of this Agreement at our option.

/s/ James Fitzsimons

-----------------------------------------

James Fitzsimons

This Agreement is APPROVED

and ACCEPTED this 20th day

of September, 2007

GD Conference Center, Inc.

By:	/s/ Deborah Destler, V.P.

---------- -------------------------- -------

Deborah Destgler, Vice President

Copyright 1984 AAPL

					SECTION 11-11N-10E
					9/20/2007
					OKFUSKEE COUNTY, OK

Sec/Township/Range	TRACT	DATE	TERM	ROYALTY	LESSOR	LESSEE	GROSS ACRES	NET ACRES	BOOK	PAGE	EXPIRES	SPECIAL PROVISIONS

SEC 11-11N-10E	N/2 SE/4	3/8/2006	3 YEARS	3/16THS	N.E. McNeil, Jr.	Sally Smyth	80.00	10.00	990	71	3/8/2009	NONE

					TOTAL			10.00

SEC 11-11N-10E	NW/4	3/8/2006	3 YEARS	3/16THS	Thomas V. McMahan, Trustee	Sally Smyth	160.00	20.9396	991	89	3/8/2009	NONE
SEC 11-11N-10E	NW/4	3/8/2006	3 YEARS	3/16THS	Tara Lewis, Trustee	Sally Smyth	160.00	20.9396	990	515	3/8/2009	NONE

					TOTAL			41.8792

SEC 11-11N-10E	E/2 SW/4 SW/4 & SE/4 SW/4	2/2/2005	3 YEARS	3/16THS	Kerry Guinn	Sally Smyth	60.00	7.50	976	327	2/2/2008	NONE
SEC 11-11N-10E	E/2 SW/4 SW/4 & SE/4 SW/4	2/2/2005	3 YEARS	3/16THS	Shelby E. Majors	Sally Smyth	60.00	7.50	976	325	2/2/2008	NONE

					TOTAL			15.00

SEC 11-11N-10E	Beginning at the SE/C SE/4 SW/4, thence North 1320 feet,	2/16/2007	2 YEARS	3/16THS	Carolyn S. Price	Sally Smyth	17.88788	8.94394	1006	480	2/16/2009	Oil & Gas Lease limited to 100 feet below
	thence West 590.3 feet, thence South 1320 feet,											the deepest depth drilled
	thence East 590.3 feet to the point of beginning.				TOTAL			8.94394

SEC 11-11N-10E	S/2 SE/4	3/8/2006	3 YEARS	3/16THS	Rex J. Lee	Sally Smyth	80.00	6.666	990	509	3/8/2009	NONE
SEC 11-11N-10E	S/2 SE/4	3/8/2006	3 YEARS	3/16THS	Sandra K. Derrick, Trustee	Sally Smyth	80.00	6.667	990	513	3/8/2009	NONE
SEC 11-11N-10E	S/2 SE/4	3/8/2006	3 YEARS	3/16THS	Rex Dale Lee	Sally Smyth	80.00	6.667	990	511	3/8/2009	NONE
SEC 11-11N-10E	S/2 SE/4	12/7/2006	3 YEARS	3/16THS	Thelma B. Jackson, Trustee	Sally Smyth	80.00	20.00	1004	330	12/7/2009	NONE

					TOTAL			40.00

SEC 11-11N-10E	SW/4 SW/4 & NE/4 SW/4 & W/2 W/2 SE/4 SW/4	10/5/2006	3 YEARS	3/16THS	Alyne Brooke, sole heir of Dean Brook	Sally Smyth	102.11212	71.05606	1000	147	10/5/2009	NONE
	and tract beginning at a point 590.3 feet West of the
	SE/C SE/4 SW/4, thence North 1320 feet, West 399.7
	feet, South 1320 feet and East 399.7 feet to
	the point of beginning

					TOTAL			71.05606

					GRAND TOTAL			186.8792